EXHIBIT 10.1

Summary of Non-Employee Director Compensation

•                  On or before April 1 of each calendar year, the Compensation Committee (the “Committee”) shall formally approve the compensation arrangements for non-employee directors of the Company to take effect as of April 1 of such calendar year.

•                  Unless otherwise approved by the Committee, each director will receive a quarterly cash retainer of $6,250, to be paid on April 1 of such year and the first day of each calendar quarter thereafter through January 1 of the subsequent calendar year.  At the election of a non-employee director prior to April 1 of such calendar year, such director may receive, in lieu of such quarterly retainers, a restricted stock unit award under the 2014 Equity Incentive Plan (the “2014 Plan”).  Any such award (a “Director Retainer RSU Grant”), shall (w) have a grant date of April 1 (or if April 1 is not a business day, the first business day thereafter), (x) be for a total number of shares equal to $25,000 divided by the closing price of the Company’s common stock on the date of grant, (y) vest in full on the first anniversary of the vesting commencement date, assuming continued service on the Board of Directors as of the vesting date and (z) otherwise be subject to the terms and conditions of the 2014 Plan.

•                  Unless otherwise approved by the Committee, each director who serves as Chair of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee will receive an additional quarterly cash retainer of $1,250, to be paid on April 1 of such year and the first day of each calendar quarter thereafter through January 1 of the subsequent year.  At the election of any Chair prior to April 1 of such calendar year, such Chair may receive, in lieu of such quarterly retainer, a restricted stock unit award (the “Chair Retainer RSU Grant”) under the 2014 Plan, which shall (w) have a grant date of April 1 (or if April 1 is not a business day, the first business day thereafter), (x) be for a total number of shares equal to $5,000 divided by the closing price of the Company’s common stock on the date of grant, (y) vest in full on the first anniversary of the vesting commencement date, assuming continued service as the Chair of the applicable committee as of the vesting date and (z) otherwise be subject to the terms and conditions of the 2014 Plan.

•                  Unless otherwise approved by the Committee, on April 1 of each calendar year (or if April 1 is not a business day, the first business day thereafter), each director will receive an annual restricted stock unit award (each, a “Director Annual RSU Grant”) under the 2014 Plan.  Each Director Annual RSU Grant shall (i) be for a total number of shares equal to $50,000 divided by the closing price of the Company’s common stock on the date of grant, (ii) vest as to one-third of the shares underlying the Director Annual RSU Grant on each of the first, second and third anniversaries of the applicable vesting commencement date, in each case assuming continued service on the Board of Directors as of each vesting date and (iii) otherwise be subject to the terms and conditions of the 2014 Plan.

•                  Unless otherwise approved by the Committee, on April 1 of each calendar year (or if April 1 is not a business day, the first business day thereafter), each director will also receive a stock option award (each, a “Director Annual Option Grant”) under the 2014 Plan.  Each Director Annual Option Grant shall (i) have a Black-Scholes value of $50,000 on the date of grant, (ii) have an exercise price equal to the closing price of the Company’s common stock on the date of grant, (iii) vest as to one-third of the shares underlying the Director Annual Option Grant on each of the first, second and third anniversaries of the applicable vesting commencement date, in each case assuming continued service on the Board of Directors as of each vesting date and (iv) otherwise be subject to the terms and conditions of the 2014 Plan.

•                  Unless otherwise approved by the Committee, on April 1 of each calendar year (or if April 1 is not a business day, the first business day thereafter), the director who is then serving as Chair of the Audit Committee will also receive a restricted stock unit award (each, an “Audit Chair Annual RSU Grant”) under the 2014 Plan.  Each Audit Chair Annual RSU Grant shall (i) be for a total number of shares equal to $15,000 divided by the closing price of the Company’s common stock on the date of grant, (ii) vest in full on the first anniversary of the vesting commencement date, assuming continued service as the Chair of the Audit Committee on such vesting date and (iii) otherwise be subject to the terms and conditions of the 2014 Plan.

•                  Unless otherwise approved by the Committee, on April 1 of each calendar year (or if April 1 is not a business day, the first business day thereafter), each director who is then serving as Chair of the Compensation Committee or Chair of the Nominating and Corporate Governance Committee will also receive a restricted stock unit award (each, an “Other Chair Annual RSU Grant”) under the 2014 Plan.  Each Other Chair Annual RSU Grant shall (i) be for a total number of shares equal to $5,000 divided by the closing price of the Company’s common stock on the date of grant, (ii) vest in full on the first anniversary of the vesting commencement date, in each case assuming continued service as the Chair of the Compensation Committee or Nominating and Corporate Governance Committee, as applicable, on such vesting date and (iii) otherwise be subject to the terms and conditions of the 2014 Plan.